CERNER TO ACQUIRE SIEMENS HEALTH SERVICES FOR $1.3 BILLION Enhances Cerner’s Position as Industry Innovator • Creates scale for future innovation by combining investments in R&D, knowledgeable resources and complementary client bases. • Furthers industry innovation with a combined $650 million annual R&D investment. • Spans the globe with more than 18,000 client facilities. Strategic Alliance with Siemens AG to Bring New Medical Advances to Market • Each company will contribute up to $50 million to fund projects of shared importance. • The alliance has a three-year initial term. • Projects will be aimed at rapidly achieving the next generation of clinical computing to deliver precision medicine at higher quality and lower costs. • Early focus: advance workflows along with medical images and their unique role in diagnostic and therapeutic decision-making. Committed to Support Siemens Health Services Clients • Support for Siemens Health Services core platforms will remain in place. • Current implementations will continue, and Cerner plans to support and advance the Soarian platform for at least the next decade. • Cerner will work with all clients to support their short-term and long-term business needs. Further Strengthens Cerner’s Financial Profile • Combined annual revenue of $4.5 billion based on 2014 estimates. • Expected to be more than $0.15 accretive to Cerner’s non-GAAP diluted EPS in 2015 and more than $0.25 accretive in 2016*. • Cerner intends to finance the acquisition with cash on hand. • Expected to close in the first quarter of 2015, subject to regulatory approval and other customary conditions.

* Non-GAAP earnings are expected to exclude share-based compensation expense, one-time transaction costs, and acquisition-related amortization and deferred revenue adjustments. All statements in this media fact sheet that do not directly and exclusively relate to historical facts constitute forward-looking statements. Statements relating to the expected benefits of the proposed transaction and Cerner’s post-transaction plans, objectives, expectations and intentions are examples of such forward-looking statements. These forward-looking statements are based on the current beliefs, expectations and assumptions of Cerner’s management with respect to future events and are subject to a number of significant risks and uncertainties. It is important to note that Cerner's performance, and actual results, financial condition or business could differ materially from those expressed in such forward-looking statements. In many instances, the words “estimates”, “intends”, "expects", "will" or the negative of these words, variations thereof or similar expressions are intended to identify such forward-looking statements. Factors that could cause or contribute to such differences include, but are not limited to: risks inherent with business acquisitions and integrations such as difficulties and operational and financial risks associated with integrating Cerner and the acquired business; the occurrence of any event, change or other circumstances that could give rise to the termination of the transaction agreements; the risk that the necessary regulatory approvals may not be obtained in a timely manner or may be obtained subject to conditions that are not anticipated; the risk of uncertainty as to timing of the consummation of the acquisition; risks that any of the closing conditions to the proposed transaction may not be satisfied or may not be satisfied in a timely manner; risks related to disruption of management time from ongoing business operations due to the proposed transaction; failure to realize the synergies and other benefits expected from the proposed transaction; risk that the assets and business acquired may not continue to be commercially successful; the effect of the announcement of the proposed transaction and the transaction itself on the ability of Cerner to retain customers and retain and hire key personnel and maintain relationships with key suppliers; unexpected costs, charges or expenses resulting from the transaction; and litigation or claims relating to the transaction or the acquired assets and business. Additional discussion of other risks, uncertainties and factors affecting Cerner's business is contained in Cerner's filings with the Securities and Exchange Commission. The reader should not place undue reliance on forward-looking statements, since the statements speak only as of the date that they are made. Cerner undertakes no obligation to update forward-looking statements to reflect changed assumptions, the occurrence of unanticipated events or changes in future operating results, financial condition or business over time.